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                                                                    Exhibit 23.1
                                                                    ------------


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

   We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Amended and Restated Gensia, Inc. Employee Stock Purchase Plan of our report dated February 9, 1996, with respect to the consolidated financial statements of Gensia, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1995 as filed with the Securities and Exchange Commission.



                                      /s/ ERNST & YOUNG LLP

       San Diego, California
       August 14, 1996